UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2025

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
        Compensatory Arrangements of Certain Officers.

(d) On January 22, 2025, the Board of Directors of Northern Trust Corporation (the “Corporation”) elected Robert Moritz and Richard Petrino as directors of the Corporation, effective March 1, 2025 and January 22, 2025, respectively. On January 22, 2025, Messrs. Moritz and Petrino were also elected as directors of The Northern Trust Company, the Corporation’s principal subsidiary, with effective dates identical to those applicable to their service as directors of the Corporation. The Corporation’s Board of Directors has not yet determined to which committees of the Board Messrs. Moritz and Petrino will be named.

As members of the Corporation’s Board of Directors, Messrs. Moritz and Petrino will participate in the Corporation’s Non-Employee Director Compensation Plan and be eligible to participate in the Corporation’s 2018 Deferred Compensation Plan for Non-Employee Directors, each of which is described in the Corporation’s most recent proxy statement. Messrs. Moritz and Petrino will be granted equity awards as a portion of their compensation for service through the Corporation’s 2025 Annual Meeting of Stockholders in an amount consistent with the awards granted annually to non-employee directors, prorated to account for the effective date of their respective appointments, pursuant to the Corporation’s Non-Employee Director Compensation Plan.

Item 9.01.    Financial Statements and Exhibits

    (d) Exhibits:

Exhibit Number	Description
99.1	Press Release of Northern Trust Corporation, dated January 22, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated:	January 22, 2025	By:	/s/ Brad A. Kopetsky
Brad A. Kopetsky
Executive Vice President, Deputy General Counsel and Corporate Secretary